                                                                    EXHIBIT 10.2

                         REGISTRATION RIGHTS AGREEMENT
                         -----------------------------

     THIS AGREEMENT is made as of April 27, 1999, between CORE, INC., a Massachusetts corporation (the "Company"), and Fleet National Bank, a national banking association ("Purchaser").

     As an inducement to and in consideration of the execution and delivery by Purchaser of the Third Amendment to Credit Agreement dated April 27, 1999 between the Company and the Purchaser (the "Third Amendment Agreement"), the Company hereby covenants and agrees with the Purchaser and with each permitted transferee of any of the Purchaser's Registrable Securities (as such term is defined herein), as follows:

     1.   Demand Registration.
          -------------------

          (a)  Requests for Registration. Commencing one year after the
               -------------------------
execution of this Agreement and during the term of this Agreement, the holders of at least 50% of the Registrable Securities may request registration under the Securities Act of all or part of their Registrable Securities on Form S-3 or any similar or successor short-form registration statement (a "Short-Form Registration"), provided that the Company shall be eligible to effect a Short-Form Registration at the time such request is made. Within twenty business days after receipt of any such request, the Company will give written notice of such requested registration to all other holders of Registrable Securities and will include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 15 days after the receipt of the Company's notice. A registration requested pursuant to this paragraph 1(a) is referred to herein as a "Demand Registration". Notwithstanding the foregoing, the Company shall not be required to effect any Demand Registration if the aggregate number of shares of Registrable Securities to be included therein (after giving effect to the requests of all holders of the Company's securities to have securities included therein) shall be less than 50,000. Any holder of Registrable Securities who does not participate in a Demand Registration shall have no further rights under paragraph 1 of this Agreement, unless such Demand Registration does not count as a Short-Form Registration, in which event such nonparticipating holder shall retain all of such holder's rights under Section 1 of this Agreement with respect to all subsequent Demand Registrations. A registration will not count as a Short-Form Registration until it has become and remained (in accordance with paragraph 4(b) below) effective, or if such registration has been withdrawn or discontinued at the request of holders holding more than 50% of the Registrable Securities to be included, or which have been included but remain unsold, in such registration.

          (b)  Demand Registration Expenses. The Company shall pay all
               ----------------------------
Registration Expenses (as defined in paragraph 5 below) for the Demand Registration. The Demand Registration shall be an underwritten offering if the Company or the holders of a majority of the Registrable Securities to be included therein so request. Subject to paragraph 1(c) below, all costs of sale and distribution of the registered shares shall be borne by the holders of Registrable Securities participating in the offering.

     (c)  Priority on Demand Registration.  If a Demand Registration is an
          -------------------------------
underwritten offering, and the managing underwriters advise the Company or the holders of Registrable Securities included in such offering in writing that in such managing underwriter's opinion the number of Registrable Securities and other securities requested to be included exceeds the number of Registrable Securities and other securities which can be sold in such offering without adversely affecting the marketability of the offering, the Company will include in such registration prior to the inclusion of any securities which are not Registrable Securities the number of Registrable Securities requested to be included which in the opinion of such underwriters can be sold, pro rata among the respective holders on the basis of the amount of Registrable Securities owned.

     (d)  Restrictions.  If, at the time of any request to register Registrable
          ------------
Securities pursuant to this paragraph 1, the Company

          (i) has filed, or has definite and good faith plans to file within 90 days after the time of the request, a registered public offering as to which the holders will be entitled to include Registrable Securities pursuant to paragraph 2, or

          (ii) is engaged in any other activity which, in the good faith determination of the Company's board of directors, would be adversely affected by the requested registration to the material detriment of the Company, then the Company's board of directors may at its option direct that such request be delayed for a period not in excess of six (6) months from the effective date of such offering or the date of commencement of such other activity, as the case may be.

     (e)  Selection of Underwriters.  In the Demand Registration, the Company
          -------------------------
will have the right to select the investment banker(s) and manager(s) to administer the offering, subject to the approval of holders of a majority of the Registrable Securities included in the Demand Registration, which approval will not be unreasonably withheld.

     (f)  Underwriting Agreement. If requested by the underwriters for any
          ----------------------
underwritten offering by holders of Registrable Securities pursuant to a registration requested under this paragraph 1, the Company will enter into an underwriting agreement with such underwriters for such offering, such agreement to contain such representations and warranties by the Company and such other terms and provisions as are customarily contained in agreements of that type, including without limitation indemnities to the effect and to the extent provided in paragraph 6 hereof.

     2.   Piggyback Registrations.
          -----------------------

     (a)  Right to Piggyback. Whenever the Company proposes to register any of
          ------------------
its securities under the Securities Act of 1933 (the "Securities Act") and the registration form to be used may be used for the registration of Registrable Securities (each a "Piggyback Registration"), the Company will give prompt written notice to all holders of Registrable Securities of its intention to effect such a registration and will include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 15 days after the receipt of the Company's notice.

     (b)  Piggyback Expenses. The Registration Expenses of the holders of
          ------------------
Registrable Securities will be paid by the Company in all Piggyback
Registrations.

     (c)  Priority on Primary Registrations. If a Piggyback Registration is an
          ---------------------------------
underwritten primary registration on behalf of the Company, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the marketability of the offering, the Company will include in such registration (i) first, the securities the Company proposes to sell, (ii) second, the Company's securities issued to Transcend Services, Inc. in connection with the Company's acquisition of all of the assets of Transcend Case Management, Inc. which shares are subject to a Registration Rights Agreement entered into between the Company and Transcend Services, Inc. on March 17, 1998 (the "Transcend Registrable Securities") requested to be included in such registration, (iii) third, (A) the securities, if any, requested to be registered under a Registration Rights Agreement entered into between the Company and the Purchaser on August 31, 1998 (the "August 1998 Registrable Securities"), and (B) the Registrable Securities requested to be included in such registration, pro rata among the holders of the August 1998 Registrable Securities and the Registrable Securities on the basis of the number of shares owned by each such holder, and (iv) fourth, other securities requested to be included in such registration.

     (d)  Priority on Secondary Registrations. If a Piggyback Registration is an
          -----------------------------------
underwritten secondary registration on behalf of holders of the Company's securities, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the marketability of the offering, the Company will include in such registration (i) first, the securities requested to be included therein by the holders requesting such registration, (ii) the Transcend Registrable Securities requested to be included, (iii) third, (A) the August 1998 Registrable Securities, and (B) the Registrable Securities requested to be included in such registration, pro rata among the holders of the August 1998 Registrable Securities and the Registrable Securities on the basis of the number of shares owned by each such holder, and (iv) fourth, other securities requested to be included in such registration.

     (e)  Selection of Underwriters. If any Piggyback Registration is an
          -------------------------
underwritten offering, the Company in its sole discretion shall select the investment banker(s) and manager(s) for the offering.

     (f)  Underwriting Agreement. If requested by the underwriters for any
          ----------------------
underwritten offering by holders of Registrable Securities pursuant to a registration requested under this paragraph 2, the holders of Registrable Securities participating in such registration shall enter into an underwriting agreement with such underwriters for such offering, such agreement to contain such representations and warranties by the Company and such other terms and provisions as are customarily contained in agreements of that type, including without limitation indemnities to the effect and to the extent provided in paragraph 6 hereof.

     3.   Holdback.
          --------

     (a) Each holder of Registrable Securities participating in a Demand Registration or Piggyback Registration agrees not to effect any public sale or distribution (including sales pursuant to Rule 144 or Rule 144A) of equity securities of the Company, or any securities convertible into or exchangeable or exercisable for such securities, during a period not exceeding the seven days prior to and the 180-day period beginning on the effective date of any underwritten Demand Registration or any underwritten Piggyback Registration in which Registrable Securities of holder are included (except as part of such underwritten registration), unless the underwriters managing the registered public offering otherwise agree, provided that the holders shall not be subject to a longer period than any other seller of securities included in such offering.

     (b) The 180-day period referred to in paragraph 3(a) above may be changed unilaterally by the Company at the request of its investment banker and/or the manager of the offering, provided, however that (i) such period shall not be extended beyond 270 days and (ii) the holders shall not be subject to a longer period than any other similarly situated Person.

     4.   Registration Procedures. Whenever the holders of Registrable
          -----------------------
Securities have requested that any Registrable Securities be registered pursuant to this Agreement, the Company will use its best efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof, and pursuant thereto the Company will as expeditiously as possible:

     (a) prepare and file with the Securities and Exchange Commission (in the case of a registration pursuant to paragraph 1 hereof, such filing to be made within 30 days of the initial request therefor) a registration statement with respect to such Registrable Securities and use its reasonable best efforts to cause such registration statement to become and remain effective (provided that not less than 5 business days before filing a registration statement or prospectus or any amendments or supplements thereto, the Company will furnish to the counsel selected by the holders of a majority of the Registrable Securities covered by such registration statement copies of all such documents proposed to be filed, which documents will be subject to the reasonable review of such counsel);

     (b) prepare and file with the Securities and Exchange Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of not less than six months and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement;

     (c) furnish to each seller of Registrable Securities and each underwriter, if any, of the securities being sold by such seller, such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;

     (d) use its reasonable best efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as any seller reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller (provided that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph, (ii) subject itself to taxation in any such jurisdiction, or (iii) consent to general service of process in any such jurisdiction);

     (e) notify each seller of such Registrable Securities at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and, at the request of any such seller, the Company will prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading;

     (f) advise each seller of Registrable Securities covered by such registration statement, promptly after it receives notice thereof, of the time when such registration statement, or any supplement thereto, or any amendment to such registration statement have become effective or any related prospectus or any supplement to such prospectus or any amendment to such prospectus has been filed, of the issuance by the Securities and Exchange Commission of any stop order or of any order preventing or suspending the use of any related preliminary prospectus or prospectus, of the suspension of the qualification of such Registrable Securities for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Securities and Exchange Commission for the amending or supplementing of such registration statement or prospectus or for additional information; and in the event of the issuance of any stop order or of any order preventing or suspending the use of any such preliminary prospectus or prospectus or suspending any such qualification, to use promptly its best efforts to obtain withdrawal of such order;

     (g) file promptly all documents required to be filed with the Securities and Exchange Commission pursuant to Sections 13, 14 or 15(d) of the Exchange Act subsequent to the time such registration statement becomes effective and during any period when any related prospectus is required to be delivered;

     (h) cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed and, if not so listed, to be listed on the NASD Automated Quotation System if so qualified;

     (i) provide an independent transfer agent and registrar for all such Registrable Securities not later than the effective date of such registration statement;

     (j) enter into such customary agreements (including underwriting agreements in customary form) and take all such other actions as the holders of a majority of the Registrable Securities being sold or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities;

     (k) make available for inspection by any seller of Registrable Securities, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement; and

     (l) otherwise use its best efforts to comply with all applicable rules and regulations of the Securities and Exchange Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months beginning with the first day of the Company's first full calendar quarter after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section ll(a) of the Securities Act and Rule 158 thereunder.

     In connection with the Demand Registration or any Piggyback Registration, the holders of Registrable Securities will expeditiously supply the Company with all reasonably requested information and copies of all documents reasonably necessary to effect such registration in compliance with the Securities Act and the rules and regulations thereunder and shall otherwise cooperate with the Company and its counsel in expediting the effectiveness of any such registration.

     5.   Registration Expenses.
          ---------------------

     (a) All expenses incident to the Company's performance of or compliance with this Agreement, including without limitation all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, and fees and disbursements of counsel for the Company and all independent certified public accountants, underwriters (excluding discounts and commissions and excluding legal fees and disbursements of any counsel for the holders of Registrable Securities) and other Persons retained by the Company (all such expenses being herein called "Registration Expenses"), will be borne as provided in this Agreement, except that the Company will, in any event, pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review, the expense of any liability insurance and the expenses and fees for listing the securities to be registered on each securities exchange on which similar securities issued by the Company are then listed or on the NASD Automated Quotation System.

     (b) To the extent expenses in connection with a registration hereunder are not required to be paid by the Company, each holder of securities included in any registration hereunder will pay those Registration Expenses allocable to the registration of such holder's securities so included, and any Registration Expenses not so allocable will be borne by all sellers of securities included in such registration in proportion to the aggregate selling price of the securities to be so registered.

     6.   Indemnification.
          ---------------

     (a) The Company agrees to indemnify, to the extent permitted by law, each holder of Registrable Securities participating in a Demand Registration or a Piggyback Registration, such holder's officers, directors, counsel and each Person who controls or is affiliated with such holder (within the meaning of the Securities Act) against all losses, claims, damages, liabilities and expenses resulting from any untrue or alleged untrue statement of material fact contained in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information furnished in writing to the Company by such holder expressly for use therein or by such holder's failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after the Company has furnished such holder with a sufficient number of copies of the same. In connection with an underwritten offering, the Company will indemnify such underwriters, their officers and directors and each Person who controls such underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the holders; provided that such underwriters indemnify the Company to the same extent as provided in subparagraph (b) below with respect to indemnification of the Company by the holders.

     (b) In connection with any registration statement in which a holder of Registrable Securities is participating, each such holder will furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such registration statement or prospectus and, to the extent permitted by law, will indemnify the Company, its directors, officers, counsel and each Person who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses resulting from any untrue or alleged untrue statement of material fact contained in the registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any information or affidavit so furnished in writing by such holder; provided that the obligation to indemnify will be individual to each holder and will be limited to the net amount of proceeds received by such holder from the sale of Registrable Securities pursuant to such registration statement.

     (c) Any Person entitled to indemnification hereunder will (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party will not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent will not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

     (d) The indemnification provided for under this Agreement will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and will survive the transfer of securities. The Company also agrees to make such provisions, as are reasonably requested by any indemnified party, for contribution to such party in the event the Company's indemnification is unavailable for any reason. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

     The indemnification and contribution required by this paragraph 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred.

     7.   Participation in Underwritten Registrations. No Person may
          -------------------------------------------
participate in any registration hereunder which is underwritten unless such Person (a) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements all in accordance with the other terms and conditions hereof.

     8.   Rule 144. The Company covenants that it will timely file the reports
          --------
required to be filed by it under the Securities Act or the Securities Exchange Act of 1934, as from time to time in effect (the "Exchange Act"), including but not limited to the reports under Sections 13 and 15(d) of the Exchange Act referred to in subparagraph (c)(1) of Rule 144 adopted by the Securities and Exchange Commission under the Securities Act, and the rules and regulations adopted by the Securities and Exchange Commission thereunder, and will take such further action as any holder of Registrable Securities may reasonably request, all to the extent required from time to time to enable such holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (i) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (ii) any similar rule or regulation hereafter adopted by the Securities and Exchange Commission. Upon the request of any holder of Registrable Securities, the Company will deliver to such holder a written statement as to whether it has complied with such requirements.

     9.   Definitions.
          -----------

     "Person" means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

     "Registrable Securities" means any of the shares of the Company's common stock which are issued upon exercise of the Warrant, including without limitation any Common Stock issued or issuable pursuant to Section 2 thereof. As to any particular Registrable Securities, such securities will cease to be Registrable Securities upon removal of any restrictive legend therefrom upon shares becoming fully saleable under Rule 144(k).

     "Registration Expenses" means as defined in paragraph 5(a) hereto.

     "Warrant" means the warrant for common stock issued to Purchaser by CORE, INC. on April 27, 1999.

     Unless otherwise stated, other capitalized terms contained herein have the meanings set forth in the Third Amendment Agreement.

     10.  Term.  This Agreement shall terminate upon the earliest of the
          ----
following events: (i) June 30, 2004 (provided if the holders of Registrable Securities have given notice of the exercise of their registration rights hereunder prior to such date, the Company shall honor its obligation hereunder after such date), (ii) upon all of the Registrable Securities being registered and sold pursuant to an effective registration statement, or (iii) upon the sale of all of the Registrable Securities through any combination of methods including Rule 144 or Rule 144A.

     11.  Representations and Warranties of the Company.  The Company
          ---------------------------------------------
represents and warrants to Purchaser as follows:

     (a) The execution, delivery and performance of this Registration Rights Agreement by the Company have been duly authorized by all requisite corporate action and will not violate any provision of law, any order of any court or other agency of government, the Articles of Organization or By-laws of the Company, or any provision of any indenture, agreement or other instrument to which it or any of its properties or assets is bound, or a default under any such indenture, agreement or other instrument, or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any properties or assets of the Company.

     (b) This Agreement has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable in accordance with its terms, subject, as to enforcement of remedies, to applicable bankruptcy, insolvency, moratorium and other similar laws and to general principles of equity, and except as rights to indemnity or contribution hereunder may be limited by public policy or by law.

     12.  Miscellaneous.
          -------------

     (a)  No Inconsistent Agreements. The Company will not hereafter enter
          --------------------------
into any agreement with respect to its securities which is inconsistent with or violates the rights granted to the holders of Registrable Securities in this Agreement. The Purchaser acknowledges that it is aware of, has received a copy of and reviewed the Registration Rights Agreement between the Company and Transcend Services, Inc. dated March 17, 1998, the Registration Rights Agreement between the Company and five stockholders dated August 31, 1998 and the Registration Rights Agreement between the Company and the Purchaser dated August 31, 1998.

     (b)  Adjustments Affecting Registrable Securities. The Company will not
          --------------------------------------------
take any action, or permit any change to occur, with respect to its securities which would adversely affect the ability of the holders of Registrable Securities to include such Registrable Securities in a registration undertaken pursuant to this Agreement or which would materially adversely affect the marketability of such Registrable Securities in any such registration (including, without limitation, effecting a stock split or a combination of shares).

     (c)  Specific Performance.  Each of the parties hereto acknowledges and
          --------------------
agrees that the other Parties hereto would be damaged irreparably in the event any of the provisions of this Agreement are not performed in accordance with their specific terms or otherwise are breached. Accordingly, each of the parties hereto agrees that each other party hereto shall be entitled to an injunction or injunctions to prevent breaches of the provisions of this Agreement and to enforce specifically this Agreement and the terms and provisions hereof in any action instituted in any court of the United States or any state thereof having jurisdiction over the parties hereto and the matter in addition to any other remedy to which it may be entitled, at law or in equity.

     (d)  Amendments and Waivers. Except as otherwise provided herein, the
          ----------------------
provisions of this Agreement may be amended or waived only upon the prior written consent of the Company and holders of at least a majority of the Registrable Securities.

     (e)  Successors and Assigns. All covenants and agreements in this
          ----------------------
Agreement by or on behalf of any of the parties hereto will bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not. Purchaser and its assigns shall not be permitted to assign their respective rights under this Agreement to any party without the Company's prior written consent, which consent shall not be unreasonably withheld, provided however the Company hereby consents to assignment of rights hereunder to the following permitted transferees: any affiliate of Fleet National Bank or any successor of Fleet National Bank or affiliates thereof.

     (f)  Severability. Whenever possible, each provision of this Agreement
          ------------
will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

     (g)  Counterparts. This Agreement may be executed simultaneously in two
          ------------
or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together will constitute one and the same Agreement.

     (h)  Descriptive Headings. The descriptive headings of this Agreement are
          --------------------
inserted for convenience only and do not constitute a part of this Agreement.

     (i)  Governing Law. The corporate law of Massachusetts will govern all
          -------------
issues concerning the relative rights of the Company and its stockholders. All other questions concerning the construction, validity and interpretation of this Agreement and the exhibits and schedules hereto will be governed by the internal law, and not the law of conflicts, of Massachusetts.

     (j)  Notices. All notices, demands or other communications to be given or
          -------
delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given when delivered personally to the recipient, sent to the recipient by reputable express courier service (charges prepaid) or mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid. Such notices, demands and other communications will be sent to Purchaser or its assigns at the address indicated in the Credit Agreement, or to such other address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party.

     (k)  Entire Agreement. This Agreement constitutes the entire understanding
          ----------------
of the parties hereto with respect to the subject matter hereof and supersedes any and all prior understandings and agreements, whether written or oral, with respect to such subject matter.

                          [SIGNATURES ON FOLLOWING PAGE]

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.


                                  CORE, INC.


                                  By: /s/ William E. Nixon
                                      -----------------------------------------
                                      William E. Nixon, Chief Financial Officer


                                  PURCHASER

                                  FLEET NATIONAL BANK


                                  By: /s/ Jeffrey A. Simpson
                                      -----------------------------------------
                                  Title:  Vice President